UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 6, 2005

BIOVERIS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50583 (Commission File Number)	80-0076765 (I.R.S. Employer Identification No.)

16020 Industrial Drive Gaithersburg, MD (Address of Principal Executive Offices)	20877 (Zip Code)

(301) 869-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 6, 2005, BioVeris Corporation (the “Company”) announced that it entered into a license agreement with The Rockefeller University. See the attached Press Release of the Company, dated September 6, 2005, filed herewith as Exhibit 99.1.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2005	BIOVERIS CORPORATION
	By:	/s/ George V. Migausky
		Name:	George V. Migausky
		Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of the Company, dated September 6, 2005.